                                                                   EXHIBIT 99.10

DEBTOR:  AMCV CRUISE OPERATIONS, INC.               CASE NUMBER:  01-10967 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ EDDIE J. PUSTIZZI
----------------------
Eddie J. Pustizzi
Director, Accounting

Debtor:  AMCV Cruise Operations, Inc.               Case Number:  01-10967 (JWV)

                            Monthly Operating Report
                             As of December 31, 2002
                                       And
                            For the Month Then Ended


                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to December Monthly Operating Report

                                      Summary Of Bank,Investment & Petty Cash Accounts             Attachment 1
                                                AMCV Cruise Operations, Inc.
Summary                                          Case No: 01-10967 (JWV)                              UNAUDITED
AMCV Cruise Operations, Inc                    For Month Of December, 2002


                                            Balances
                                ------------------------------    Receipts &         Bank
                                     Opening        Closing       Disbursements      Statements      Account
Account                         As Of 12/01/02  As Of 12/31/02    Included           Included        Reconciled
-------                         --------------  --------------    --------           --------        ----------
AHC - Certificate Of Deposit *      25,000.00           0.00      Yes                No - Not        Yes
Bank One                                                                             Concentration
Account # - 880058451981                                                             Account

AHC - Certificate Of Deposit *      25,000.00           0.00      Yes                No - Not        Yes
Bank One                                                                             Concentration
Account # - 880058452369                                                             Account

AMCV Cruise Ops                     99,358.59     270,542.27      Yes                Yes             Yes
Master Cash
First Union National Bank
Account # - 2090002602362

AMCV Escrow - Gohagan                    0.00           0.00      No -               No - Not        No -
LaSalle Bank                                                      Account            Concentration   Account
Account # - 62-8766-40-4                                          closed             Account         closed

American Classic Voyages                 0.00           0.00      No -               No -            No -
Fleet Bank                                                        Account            Account         Account
Account # - 941-9148945                                           closed             closed          closed

Weston Office                          353.45         278.45      Yes                Not A Bank      Yes
Petty Cash                                                                           Account

  * Proceeds From Matured Certficates Of Deposit Were Recovered By Bank One As Collateral For Letters Of Credits That Were Exercised After The Filing For Bankruptcy.

                                                  Receipts & Disbursements                                     Attachment 2-1
                                                AMCV Cruise Operations, Inc.
R&D - Bank One - AHC CD (86)                      Case No: 01-10967 (JWV)                                           UNAUDITED
                                                           Bank One
                                                 AHC Certificate Of Deposit
                                                  Account # - 880058451981
                                              1 December 02 - 31 December 02

Opening Balance - 1 December 02
                                  25,000.00


Receipts





                                 ----------
                                       0.00       Total Receipts


Disbursements
                                 (25,000.00)      Recovered by Bank One as
                                                   collateral for exercised LOC



                                 ----------
                                 (25,000.00)      Total Disbursements



Closing Balance - 31 December  02
                                       0.00

                                                  Receipts & Disbursements                                     Attachment 2-2
                                                AMCV Cruise Operations, Inc.
R&D - Bank One - AHC CD (87)                      Case No: 01-10967 (JWV)                                           UNAUDITED
                                                           Bank One
                                                 AHC Certificate Of Deposit
                                                  Account # - 880058451981
                                              1 December 02 - 31 December 02

Opening Balance - 1 December 02
                                  25,000.00


Receipts





                                 ----------
                                       0.00       Total Receipts


Disbursements
                                 (25,000.00)      Recovered by Bank One as
                                                   collateral for exercised LOC



                                 ----------
                                 (25,000.00)      Total Disbursements



Closing Balance - 31 December  02
                                       0.00

                                                   Receipts & Disbursements                                   Attachment 2-3
                                                 AMCV Cruise Operations, Inc.
R&D - First Union                                  Case No: 01-10967 (JWV)                                         UNAUDITED
AMCV Cruise Ops Master Cash                             First Union
                                                 AMCV Cruise Ops Master Cash
                                                  Account # - 2090002602362
                                               1 December 02 - 31 December 02

Opening Balance - 1 December 02
                             99,358.59


Receipts


                            123,630.00             Refund of unexpired vessel
                                                     insurance premiums
                             47,553.68             Refund of 1996-1998 Lousiana
                                                     State Unemployment Tax

                            ----------
                            171,183.68             Total Receipts


Disbursements




                                  0.00             Bank Fees
                            ----------
                                  0.00             Total Disbursements



Closing Balance - 31 December  02
                            270,542.27

                            Receipts & Disbursements             Attachment 2-4
                          AMCV Cruise Operations, Inc.
                             Case No: 01-10967 (JWV)                  UNAUDITED
Petty Cash                       Weston Office
                                   Petty Cash
                                 Account # - NA
                         1 December 02 - 31 December 02

Opening Balance - 1 December 02
                          353.45


Receipts



                            0.00     Deposit




                          ------
                            0.00     Total Receipts


Disbursements


                          (75.00)    Cleaning Services
                                     Office Supplies (Toner, Year end tax forms)
                                      Sundries
                                      Miscellaneous Supplies


                          ------
                          (75.00)    Total Disbursements



Closing Balance - 31 December  02
                          278.45

AMCV US SET OF BOOKS                              Date: 17-JAN-03 10:31:54
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: DEC-02

currency USD
Company=15 (AMCV OPS)
                                                         PTD-Actual
                                                          31-Dec-02
                                                    ---------------
Revenue
Gross Revenue                                                  0.00
Allowances                                                     0.00
                                                  -----------------
Net Revenue                                                    0.00

Operating Expenses
Air                                                            0.00
Hotel                                                          0.00
Commissions                                                    0.00
Onboard Expenses                                               0.00
Passenger Expenses                                             0.00
Vessel Expenses                                                0.00
Layup/Drydock Expense                                          0.00
Vessel Insurance                                               0.00
                                                  -----------------
Total Operating Expenses                                       0.00

                                                  -----------------
Gross Profit                                                   0.00

SG&A Expenses
General and Admin Expenses                                (2,759.57)
Sales & Marketing                                              0.00
Start-Up Costs                                                 0.00
                                                  -----------------
Total SG&A Expenses                                       (2,759.57)

                                                  -----------------
EBITDA                                                     2,759.57

Depreciation                                                   0.00

                                                  -----------------
Operating Income                                           2,759.57

Other Expense/(Income)
Interest Income                                                0.00
Equity in Earnings for Sub                            (9,610,722.67)
Reorganization expenses                                        0.00
Other expense                                            (22,454.01)
                                                  -----------------
Total Other Expense/(Income)                           9,588,268.66

                                                  -----------------
Net Pretax Income/(Loss)                              (9,585,509.09)

Income Tax Expense                                             0.00

                                                  -----------------
Net Income/(Loss)                                     (9,585,509.09)
                                                  =================

AMCV US SET OF BOOKS                                   Date: 20-JAN-03 12:59:10
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: DEC-02

currency USD
Company=15 (AMCV OPS)

                                                    YTD-Actual                      YTD-Actual
                                                     31-Dec-02                      22-Oct-01
                                                  ---------------                  ------------
ASSETS

Cash and Equivalent                                    142,339.56                   1,723,947.86

Restricted Cash                                        450,000.00                     219,000.00

Marketable Securities                                        0.00                      50,000.00

Accounts Receivable                                          0.00                      99,684.62

Inventories                                                  0.00                           0.00

Prepaid Expenses                                       205,784.54                     522,662.13

Other Current Assets                                     3,600.00                       1,750.00

                                                  ---------------                  --------------
Total Current Assets                                   801,724.10                   2,617,044.61


Fixed Assets                                                 0.00                   9,371,627.23

Accumulated Depreciation                                     0.00                    (453,764.30)

                                                  ---------------                  --------------
Net Fixed Assets                                             0.00                   8,917,862.93


Net Goodwill                                                 0.00                           0.00

Intercompany Due To/From                            (7,474,497.53)                  2,150,807.43

Net Deferred Financing Fees                                  0.00                           0.00

Net Investment in Subsidiaries                    (531,371,105.37)                 66,329,274.35

                                                  ---------------                  --------------
Total Other Assets                                (538,845,602.90)                 68,480,081.78

                                                  ---------------                  --------------
Total Assets                                      (538,043,878.80)                 80,014,989.32
                                                  ===============                  ==============

AMCV US SET OF BOOKS                                   Date: 20-JAN-03 12:59:10
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: DEC-02

currency USD
Company=15 (AMCV OPS)

                                                    YTD-Actual                      YTD-Actual
                                                     31-Dec-02                      22-Oct-01
                                                  ---------------                  -------------
LIABILITIES

Accounts Payable                                             0.00                       5,363.60

Accrued Liabilities                                     16,495.42                     289,488.87

Deposits                                                     0.00                           0.00

                                                  ---------------                  -------------
Total Current Liabilities                               16,495.42                     294,852.47


Long Term Debt                                               0.00                           0.00

Other Long Term Liabilities                                  0.00                           0.00

                                                  ---------------                  -------------
Total Liabilities                                       16,495.42                     294,852.47


Liabilities Subject to Compromise                   27,147,484.48                  32,307,000.02


OWNER'S EQUITY

Common Stock                                            10,440.25                      10,440.25

Add'l Paid In Capital                              112,772,392.56                 112,772,392.56

Current Net Income (Loss)                         (610,229,557.94)                (37,037,717.81)

Retained Earnings                                  (67,761,133.57)                (28,331,978.17)

                                                  ---------------                  -------------
Total Owner's Equity                              (565,207,858.70)                 47,413,136.83

                                                  ---------------                  -------------
Total Liabilities & Equity                        (538,043,878.80)                 80,014,989.32
                                                  ===============                  =============

AMCV Cruise Operations                                         ATTACHMENT 6                                 01-10967 (JWV)
                                             Summary List of Due To/Due From Accounts
                                              For the Months Ended December 31, 2002

                                         CASE                  BEGINNING                                                 ENDING
AFFILIATE NAME                           NUMBER                 BALANCE             DEBITS           CREDITS            BALANCE
American Classic Voyages Co.             01-10954           (81,720,746.28)       642,560.85        32,230.15       (81,110,415.58)
AMCV Holdings, Inc.                      01-10973              (201,071.08)                -     2,105,887.05        (2,306,958.13)
The Delta Queen Steamboat Co.            01-10970          (103,162,515.12)        51,960.74       956,088.37      (104,066,642.75)
DQSB II, Inc.                            01-10974                 2,330.40                 -                -             2,330.40
Great AQ Steamboat, L.L.C.               01-10960            22,866,931.85                 -                -        22,866,931.85
Great Pacific NW Cruise Line, L.L.C.     01-10977             9,434,276.58                                  -         9,434,276.58
Great River Cruise Line, L.L.C.          01-10963             9,463,658.43                                  -         9,463,658.43
Great Ocean Cruise Line, L.L.C.          01-10959            22,093,131.96                 -                -        22,093,131.96
Cruise America Travel, Incorporated      01-10966             4,057,165.15                 -                -         4,057,165.15
Delta Queen Coastal Voyages, L.L.C.      01-10964              (190,721.38)                -                -          (190,721.38)
Cape Cod Light, L.L.C.                   01-10962             3,950,183.20                 -                -         3,950,183.20
Cape May Light, L.L.C.                   01-10961             8,127,233.11                 -                -         8,127,233.11
Project America, Inc.                    N/A                 (4,501,177.23)                -                -        (4,501,177.23)
Oceanic Ship Co.                         N/A                 57,690,858.86                 -                -        57,690,858.86
Project America Ship I, Inc.             N/A                    111,968.41                 -                -           111,968.41
Ocean Development Co.                    01-10972             1,559,238.61                 -                -         1,559,238.61
Great Hawaiian Cruise Line, Inc.         01-10975               (22,292.97)                -                -           (22,292.97)
Great Hawaiian Properties Corporation    01-10971            (6,116,875.06)                -                -        (6,116,875.06)
American Hawaii Properties Corporation   01-10976             5,188,990.02                 -                -         5,188,990.02
Great Independence Ship Co.              01-10969            36,656,636.93                 -                -        36,656,636.93
CAT II, Inc.                             01-10968             9,637,982.06                 -                -         9,637,982.06
                                                           ------------------------------------------------------------------------
                                                             (5,074,813.55)       694,521.59     3,094,205.57        (7,474,497.53)
                                                           ========================================================================

                          AMCV Cruise Operations, Inc.
                                 01-10967 (JWV)




                            Accounts Receivable Aging
                             As of December 31, 2002







                                  Attachment 7


                                 Not Applicable

                          AMCV Cruise Operations, Inc.
                                 01-10967 (JWV)




                             Accounts Payable Detail
                             As of December 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  AMCV CRUISE OPERATIONS, INC.               CASE NUMBER:  01-10967 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. During August, the Debtor funded three escrow accounts each in the amount of $150,000. Each escrow account was required for a pending P&I insurance claim. The Debtor cannot currently determine how much, if any, the ultimate settlement will be for each claim.

2. Outstanding accounts payable, comprised mainly of liabilities for property taxes with pre-petition valuation dates, were reclassed to liabilities subject to compromise.

3. During December, the $50,000 of marketable securities previously recorded by the Debtor and held as collateral by a third party against LOCs, were relinquished to the holder of the securities as settlement for the previously called LOCs.

4. The Debtor offset unused, pre-petition pre-paid airline tickets against liabilities subject to compromise. The tickets had been recorded by affiliated Debtors, Cruise America Travel, Incorporated and CAT II, Inc.